The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $16
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $2,741
Janus Adviser Balanced Fund $9,665
Janus Adviser Flexible Bond Fund $1,822
Janus Adviser International Growth Fund $5,959
Janus Adviser Money Market Fund $478
Janus Adviser Forty Fund $1,319
Janus Adviser Fundamental Equity Fund $79
Janus Adviser Growth and Income Fund $3,049
Janus Adviser INTECH Risk-Managed Growth Fund $128
Janus Adviser INTECH Risk-Managed Core Fund $76
Janus Adviser Mid Cap Value Fund $718
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $3
Janus Adviser High-Yield Fund $48
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $3
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $5
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $24
Janus Adviser INTECH Risk-Managed International Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $19
Janus Adviser Balanced Fund $264
Janus Adviser Flexible Bond Fund $168
Janus Adviser International Growth Fund $478
Janus Adviser Money Market Fund $17
Janus Adviser Forty Fund $0
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $64
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Mid Cap Value Fund $149
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $3
Janus Adviser High-Yield Fund $51
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $3
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $7
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $22
Janus Adviser INTECH Risk-Managed International Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $4
Janus Adviser Balanced Fund $84
Janus Adviser Flexible Bond Fund $67
Janus Adviser International Growth Fund $424
Janus Adviser Money Market Fund $13
Janus Adviser Forty Fund $370
Janus Adviser Fundamental Equity Fund $4
Janus Adviser Growth and Income Fund $48
Janus Adviser INTECH Risk-Managed Growth Fund $101
Janus Adviser INTECH Risk-Managed Core Fund $50
Janus Adviser Mid Cap Value Fund $2,402
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $24
Janus Adviser High-Yield Fund $65
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $5
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $18
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $25
Janus Adviser INTECH Risk-Managed International Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1
Janus Adviser Flexible Bond Fund $4
Janus Adviser International Growth Fund $25
Janus Adviser Forty Fund $19
Janus Adviser Fundamental Equity Fund $0
Janus Adviser Growth and Income Fund $42
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Mid Cap Value Fund $15
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $46
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $2
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $4
Janus Adviser International Equity Fund $0

I-Class
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $18
Janus Adviser Flexible Bond Fund $5
Janus Adviser International Growth Fund $249
Janus Adviser Forty Fund $95
Janus Adviser Fundamental Equity Fund $1
Janus Adviser Growth and Income Fund $2
Janus Adviser INTECH Risk-Managed Growth Fund $4,518
Janus Adviser INTECH Risk-Managed Core Fund $353
Janus Adviser Mid Cap Value Fund $787
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $1
Janus Adviser High-Yield Fund $7
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $317
Janus Adviser Small-Mid Growth Fund $0
Janus Adviser Long/Short Fund $20
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $29
Janus Adviser INTECH Risk-Managed International Fund $0

Institutional-Class
Janus Institutional Money Market Fund $128,913
Janus Institutional Government Money Market Fund $14,736

Service-Class
Janus Institutional Money Market Fund $988
Janus Institutional Government Money Market Fund $3,656

Primary-Class
Janus Institutional Money Market Fund $2
Janus Institutional Government Money Market Fund $2

Select-Class
Janus Institutional Money Market Fund $2
Janus Institutional Government Money Market Fund $2

Premium-Class
Janus Institutional Money Market Fund $2
Janus Institutional Government Money Market Fund $2

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $36,749
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $57,297
Janus Adviser Fundamental Equity Fund $4,163
Janus Adviser Growth and Income Fund $17,279
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $101
Janus Adviser Mid Cap Value Fund $1,124
Janus Adviser Small Company Value Fund $761
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $3
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1,270
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $2,228
Janus Adviser Fundamental Equity Fund $992
Janus Adviser Growth and Income Fund $615
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $54
Janus Adviser Mid Cap Value Fund $478
Janus Adviser Small Company Value Fund $40
Janus Adviser Contrarian Fund $1
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $9
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $82
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $11,013
Janus Adviser Fundamental Equity Fund $104
Janus Adviser Growth and Income Fund $180
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $59
Janus Adviser Mid Cap Value Fund $3,141
Janus Adviser Small Company Value Fund $15
Janus Adviser Contrarian Fund $1
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $8
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $3
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $363
Janus Adviser Fundamental Equity Fund $8
Janus Adviser Growth and Income Fund $202
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $0
Janus Adviser Mid Cap Value Fund $29
Janus Adviser Small Company Value Fund $147
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $4
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0

I-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $1
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $1,029
Janus Adviser Fundamental Equity Fund $9
Janus Adviser Growth and Income Fund $8
Janus Adviser INTECH Risk-Managed Growth Fund $0
Janus Adviser INTECH Risk-Managed Core Fund $223
Janus Adviser Mid Cap Value Fund $822
Janus Adviser Small Company Value Fund $11
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser INTECH Risk-Managed Value Fund $27
Janus Adviser Small-Mid Growth Fund $6
Janus Adviser Long/Short Fund $0
Janus Adviser International Equity Fund $0
Janus Adviser Floating Rate High Income Fund $0
Janus Adviser INTECH Risk-Managed International Fund $0

Institutional-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Service-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Primary-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Select-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

Premium-Class
Janus Institutional Money Market Fund $0
Janus Institutional Government Money Market Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0023
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.6247
Janus Adviser Balanced Fund $0.5126
Janus Adviser Flexible Bond Fund $0.5371
Janus Adviser International Growth Fund $0.3882
Janus Adviser Money Market Fund $0.0459
Janus Adviser Forty Fund $0.0239
Janus Adviser Fundamental Equity Fund $0.0281
Janus Adviser Growth and Income Fund $0.2197
Janus Adviser INTECH Risk-Managed Growth Fund $0.0119
Janus Adviser INTECH Risk-Managed Core Fund $0.0337
Janus Adviser Mid Cap Value Fund $0.1457
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0253
Janus Adviser High-Yield Fund $0.6984
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.1234
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0462
Janus Adviser International Equity Fund $0.0000
Janus Adviser Floating Rate High Income Fund $0.1875
Janus Adviser INTECH Risk-Managed International Fund $0.000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.6565
Janus Adviser Balanced Fund $0.3956
Janus Adviser Flexible Bond Fund $0.4732
Janus Adviser International Growth Fund $0.3985
Janus Adviser Money Market Fund $0.0484
Janus Adviser Forty Fund $0.0000
Janus Adviser Fundamental Equity Fund $0.0000
Janus Adviser Growth and Income Fund $0.1269
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0000
Janus Adviser Mid Cap Value Fund $0.0709
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0038
Janus Adviser High-Yield Fund $0.6477
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0888
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0373
Janus Adviser International Equity Fund $0.0000
Janus Adviser Floating Rate High Income Fund $0.1706
Janus Adviser INTECH Risk-Managed International Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0677
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.7587
Janus Adviser Balanced Fund $0.6289
Janus Adviser Flexible Bond Fund $0.5634
Janus Adviser International Growth Fund $0.4625
Janus Adviser Money Market Fund $0.0484
Janus Adviser Forty Fund $0.0349
Janus Adviser Fundamental Equity Fund $0.0612
Janus Adviser Growth and Income Fund $0.3228
Janus Adviser INTECH Risk-Managed Growth Fund $0.0375
Janus Adviser INTECH Risk-Managed Core Fund $0.0381
Janus Adviser Mid Cap Value Fund $0.1743
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0355
Janus Adviser High-Yield Fund $0.7235
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.1534
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0625
Janus Adviser International Equity Fund $0.0000
Janus Adviser Floating Rate High Income Fund $0.1963
Janus Adviser INTECH Risk-Managed International Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.6594
Janus Adviser Balanced Fund $0.4450
Janus Adviser Flexible Bond Fund $0.5057
Janus Adviser International Growth Fund $0.4623
Janus Adviser Forty Fund $0.0544
Janus Adviser Fundamental Equity Fund $0.0529
Janus Adviser Growth and Income Fund $0.2449
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0191
Janus Adviser Mid Cap Value Fund $0.1206
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.6731
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0969
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0352
Janus Adviser International Equity Fund $0.0000

I-Class
Janus Adviser Large Cap Growth Fund $0.0849
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.7857
Janus Adviser Balanced Fund $0.6420
Janus Adviser Flexible Bond Fund $0.6004
Janus Adviser International Growth Fund $0.4865
Janus Adviser Forty Fund $0.0954
Janus Adviser Fundamental Equity Fund $0.0783
Janus Adviser Growth and Income Fund $0.3047
Janus Adviser INTECH Risk-Managed Growth Fund $0.0669
Janus Adviser INTECH Risk-Managed Core Fund $0.0708
Janus Adviser Mid Cap Value Fund $0.2184
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0488
Janus Adviser High-Yield Fund $0.7487
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.1766
Janus Adviser Small-Mid Growth Fund $0.0000
Janus Adviser Long/Short Fund $0.0682
Janus Adviser International Equity Fund $0.0000
Janus Adviser Floating Rate High Income Fund $0.2001
Janus Adviser INTECH Risk-Managed International Fund $0.0000

Institutional-Class
Janus Institutional Money Market Fund $0.0223
Janus Institutional Government Money Market Fund $0.0222

Service-Class
Janus Institutional Money Market Fund $0.0213
Janus Institutional Government Money Market Fund $0.0212

Primary-Class
Janus Institutional Money Market Fund $0.0210
Janus Institutional Government Money Market Fund $0.0207

Select-Class
Janus Institutional Money Market Fund $0.0216
Janus Institutional Government Money Market Fund $0.0214

Premium-Class
Janus Institutional Money Market Fund $0.0223
Janus Institutional Government Money Market Fund $0.0221

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $1.9657
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $1.0370
Janus Adviser Fundamental Equity Fund $1.4918
Janus Adviser Growth and Income Fund $1.2082
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0447
Janus Adviser Mid Cap Value Fund $0.2280
Janus Adviser Small Company Value Fund $0.5310
Janus Adviser Contrarian Fund $0.0018
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0151
Janus Adviser Small-Mid Growth Fund $0.1189
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0000
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $1.9657
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $1.0370
Janus Adviser Fundamental Equity Fund $1.4918
Janus Adviser Growth and Income Fund $1.2082
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0447
Janus Adviser Mid Cap Value Fund $0.2280
Janus Adviser Small Company Value Fund $0.5310
Janus Adviser Contrarian Fund $0.0018
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0151
Janus Adviser Small-Mid Growth Fund $0.1189
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0000
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $1.9657
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $1.0370
Janus Adviser Fundamental Equity Fund $1.4918
Janus Adviser Growth and Income Fund $1.2082
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0447
Janus Adviser Mid Cap Value Fund $0.2280
Janus Adviser Small Company Value Fund $0.5310
Janus Adviser Contrarian Fund $0.0018
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0151
Janus Adviser Small-Mid Growth Fund $0.1189
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0000
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $1.9657
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $0.0000
Janus Adviser Forty Fund $1.0370
Janus Adviser Fundamental Equity Fund $1.4918
Janus Adviser Growth and Income Fund $1.2082
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0447
Janus Adviser Mid Cap Value Fund $0.2280
Janus Adviser Small Company Value Fund $0.5310
Janus Adviser Contrarian Fund $0.0018
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0151
Janus Adviser Small-Mid Growth Fund $0.1189
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0000

I-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $1.9657
Janus Adviser Flexible Bond Fund $0.0000
Janus Adviser International Growth Fund $0.0000
Janus Adviser Forty Fund $1.0370
Janus Adviser Fundamental Equity Fund $1.4918
Janus Adviser Growth and Income Fund $1.2082
Janus Adviser INTECH Risk-Managed Growth Fund $0.0000
Janus Adviser INTECH Risk-Managed Core Fund $0.0447
Janus Adviser Mid Cap Value Fund $0.2280
Janus Adviser Small Company Value Fund $0.5310
Janus Adviser Contrarian Fund $0.0018
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser INTECH Risk-Managed Value Fund $0.0151
Janus Adviser Small-Mid Growth Fund $0.1189
Janus Adviser Long/Short Fund $0.0000
Janus Adviser International Equity Fund $0.0000
Janus Adviser Floating Rate High Income Fund $0.0000
Janus Adviser INTECH Risk-Managed International Fund $0.0000

Institutional-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Service-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Primary-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Select-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

Premium-Class
Janus Institutional Money Market Fund $0.0000
Janus Institutional Government Money Market Fund $0.0000

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

S-Shares
Janus Adviser Large Cap Growth Fund $6,249
Janus Adviser Mid Cap Growth Fund $3,102
Janus Adviser Worldwide Fund $3,788
Janus Adviser Balanced Fund $17,871
Janus Adviser Flexible Bond Fund $3,334
Janus Adviser International Growth Fund $21,914
Janus Adviser Money Market Fund $11,486
Janus Adviser Forty Fund $77,968
Janus Adviser Fundamental Equity Fund $3,615
Janus Adviser Growth and Income Fund $11,895
Janus Adviser INTECH Risk-Managed Growth Fund $10,725
Janus Adviser INTECH Risk-Managed Core Fund $3,234
Janus Adviser Mid Cap Value Fund $5,458
Janus Adviser Small Company Value Fund $2,105
Janus Adviser Contrarian Fund $802
Janus Adviser High-Yield Fund $71
Janus Adviser Orion Fund $56
Janus Adviser INTECH Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $31
Janus Adviser Long/Short Fund $3,199
Janus Adviser International Equity Fund $53
Janus Adviser Floating Rate High Income Fund $131
Janus Adviser INTECH Risk-Managed International Fund $250

C-Shares
Janus Adviser Large Cap Growth Fund $131
Janus Adviser Mid Cap Growth Fund $264
Janus Adviser Worldwide Fund $30
Janus Adviser Balanced Fund $686
Janus Adviser Flexible Bond Fund $375
Janus Adviser International Growth Fund $2,494
Janus Adviser Money Market Fund $221
Janus Adviser Forty Fund $4,123
Janus Adviser Fundamental Equity Fund $687
Janus Adviser Growth and Income Fund $486
Janus Adviser INTECH Risk-Managed Growth Fund $1,087
Janus Adviser INTECH Risk-Managed Core Fund $1,680
Janus Adviser Mid Cap Value Fund $2,480
Janus Adviser Small Company Value Fund $158
Janus Adviser Contrarian Fund $5,166
Janus Adviser High-Yield Fund $96
Janus Adviser Orion Fund $231
Janus Adviser INTECH Risk-Managed Value Fund $130
Janus Adviser Small-Mid Growth Fund $91
Janus Adviser Long/Short Fund $2,135
Janus Adviser International Equity Fund $75
Janus Adviser Floating Rate High Income Fund $131
Janus Adviser INTECH Risk-Managed International Fund $250

A-Shares
Janus Adviser Large Cap Growth Fund $227
Janus Adviser Mid Cap Growth Fund $165
Janus Adviser Worldwide Fund $17
Janus Adviser Balanced Fund $428
Janus Adviser Flexible Bond Fund $125
Janus Adviser International Growth Fund $1,751
Janus Adviser Money Market Fund $147
Janus Adviser Forty Fund $18,971
Janus Adviser Fundamental Equity Fund $72
Janus Adviser Growth and Income Fund $174
Janus Adviser INTECH Risk-Managed Growth Fund $3,461
Janus Adviser INTECH Risk-Managed Core Fund $1,715
Janus Adviser Mid Cap Value Fund $17,738
Janus Adviser Small Company Value Fund $390
Janus Adviser Contrarian Fund $3,552
Janus Adviser High-Yield Fund $130
Janus Adviser Orion Fund $221
Janus Adviser INTECH Risk-Managed Value Fund $46
Janus Adviser Small-Mid Growth Fund $79
Janus Adviser Long/Short Fund $5,350
Janus Adviser International Equity Fund $70
Janus Adviser Floating Rate High Income Fund $127
Janus Adviser INTECH Risk-Managed International Fund $250

R-Shares
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $62
Janus Adviser Worldwide Fund $14
Janus Adviser Balanced Fund $2
Janus Adviser Flexible Bond Fund $13
Janus Adviser International Growth Fund $319
Janus Adviser Forty Fund $645
Janus Adviser Fundamental Equity Fund $4
Janus Adviser Growth and Income Fund $178
Janus Adviser INTECH Risk-Managed Growth Fund $12
Janus Adviser INTECH Risk-Managed Core Fund $40
Janus Adviser Mid Cap Value Fund $195
Janus Adviser Small Company Value Fund $321
Janus Adviser Contrarian Fund $80
Janus Adviser High-Yield Fund $71
Janus Adviser Orion Fund $79
Janus Adviser INTECH Risk-Managed Value Fund $39
Janus Adviser Small-Mid Growth Fund $37
Janus Adviser Long/Short Fund $101
Janus Adviser International Equity Fund $50

I-Shares
Janus Adviser Large Cap Growth Fund $19
Janus Adviser Mid Cap Growth Fund $200
Janus Adviser Worldwide Fund $5
Janus Adviser Balanced Fund $108
Janus Adviser Flexible Bond Fund $9
Janus Adviser International Growth Fund $1,101
Janus Adviser Forty Fund $2,824
Janus Adviser Fundamental Equity Fund $9
Janus Adviser Growth and Income Fund $6
Janus Adviser INTECH Risk-Managed Growth Fund $85,008
Janus Adviser INTECH Risk-Managed Core Fund $6,674
Janus Adviser Mid Cap Value Fund $12,103
Janus Adviser Small Company Value Fund $30
Janus Adviser Contrarian Fund $426
Janus Adviser High-Yield Fund $11
Janus Adviser Orion Fund $17
Janus Adviser INTECH Risk-Managed Value Fund $4,066
Janus Adviser Small-Mid Growth Fund $62
Janus Adviser Long/Short Fund $4,954
Janus Adviser International Equity Fund $1,999
Janus Adviser Floating Rate High Income Fund $156
Janus Adviser INTECH Risk-Managed International Fund $250

Institutional-Class
Janus Institutional Money Market Fund $6,404,661
Janus Institutional Government Money Market Fund $696,422

Service-Class
Janus Institutional Money Market Fund $47,977
Janus Institutional Government Money Market Fund $154,086

Primary-Class
Janus Institutional Money Market Fund $102
Janus Institutional Government Money Market Fund $102

Select-Class
Janus Institutional Money Market Fund $102
Janus Institutional Government Money Market Fund $102

Premium-Class
Janus Institutional Money Market Fund $102
Janus Institutional Government Money Market Fund $102

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

S-Shares
Janus Adviser Large Cap Growth Fund $25.37
Janus Adviser Mid Cap Growth Fund $35.40
Janus Adviser Worldwide Fund $36.50
Janus Adviser Balanced Fund $27.46
Janus Adviser Flexible Bond Fund $11.67
Janus Adviser International Growth Fund $62.75
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $34.27
Janus Adviser Fundamental Equity Fund $20.78
Janus Adviser Growth and Income Fund $19.31
Janus Adviser INTECH Risk-Managed Growth Fund $14.36
Janus Adviser INTECH Risk-Managed Core Fund $14.54
Janus Adviser Mid Cap Value Fund $19.11
Janus Adviser Small Company Value Fund $16.05
Janus Adviser Contrarian Fund $14.88
Janus Adviser High-Yield Fund $9.56
Janus Adviser Orion Fund $14.67
Janus Adviser INTECH Risk-Managed Value Fund $11.66
Janus Adviser Small-Mid Growth Fund $13.59
Janus Adviser Long/Short Fund $12.69
Janus Adviser International Equity Fund $11.34
Janus Adviser Floating Rate High Income Fund $9.57
Janus Adviser INTECH Risk-Managed International Fund $9.92

C-Shares
Janus Adviser Large Cap Growth Fund $25.25
Janus Adviser Mid Cap Growth Fund $34.84
Janus Adviser Worldwide Fund $36.75
Janus Adviser Balanced Fund $27.83
Janus Adviser Flexible Bond Fund $11.64
Janus Adviser International Growth Fund $63.53
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $33.83
Janus Adviser Fundamental Equity Fund $20.55
Janus Adviser Growth and Income Fund $19.33
Janus Adviser INTECH Risk-Managed Growth Fund $14.03
Janus Adviser INTECH Risk-Managed Core Fund $14.26
Janus Adviser Mid Cap Value Fund $18.83
Janus Adviser Small Company Value Fund $15.69
Janus Adviser Contrarian Fund $14.76
Janus Adviser High-Yield Fund $9.56
Janus Adviser Orion Fund $14.52
Janus Adviser INTECH Risk-Managed Value Fund $11.61
Janus Adviser Small-Mid Growth Fund $13.48
Janus Adviser Long/Short Fund $12.62
Janus Adviser International Equity Fund $11.30
Janus Adviser Floating Rate High Income Fund $9.57
Janus Adviser INTECH Risk-Managed International Fund $9.91

A-Shares
Janus Adviser Large Cap Growth Fund $25.49
Janus Adviser Mid Cap Growth Fund $35.66
Janus Adviser Worldwide Fund $36.44
Janus Adviser Balanced Fund $27.19
Janus Adviser Flexible Bond Fund $11.68
Janus Adviser International Growth Fund $62.84
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $34.52
Janus Adviser Fundamental Equity Fund $20.90
Janus Adviser Growth and Income Fund $19.19
Janus Adviser INTECH Risk-Managed Growth Fund $14.45
Janus Adviser INTECH Risk-Managed Core Fund $14.61
Janus Adviser Mid Cap Value Fund $19.15
Janus Adviser Small Company Value Fund $16.16
Janus Adviser Contrarian Fund $14.95
Janus Adviser High-Yield Fund $9.56
Janus Adviser Orion Fund $14.74
Janus Adviser INTECH Risk-Managed Value Fund $11.68
Janus Adviser Small-Mid Growth Fund $13.66
Janus Adviser Long/Short Fund $12.69
Janus Adviser International Equity Fund $11.35
Janus Adviser Floating Rate High Income Fund $9.57
Janus Adviser INTECH Risk-Managed International Fund $9.93

R-Shares
Janus Adviser Large Cap Growth Fund $25.19
Janus Adviser Mid Cap Growth Fund $35.16
Janus Adviser Worldwide Fund $36.25
Janus Adviser Balanced Fund $27.36
Janus Adviser Flexible Bond Fund $11.67
Janus Adviser International Growth Fund $62.60
Janus Adviser Forty Fund $33.99
Janus Adviser Fundamental Equity Fund $20.59
Janus Adviser Growth and Income Fund $19.06
Janus Adviser INTECH Risk-Managed Growth Fund $14.27
Janus Adviser INTECH Risk-Managed Core Fund $14.46
Janus Adviser Mid Cap Value Fund $19.08
Janus Adviser Small Company Value Fund $15.93
Janus Adviser Contrarian Fund $14.83
Janus Adviser High-Yield Fund $9.56
Janus Adviser Orion Fund $14.60
Janus Adviser INTECH Risk-Managed Value Fund $11.64
Janus Adviser Small-Mid Growth Fund $13.52
Janus Adviser Long/Short Fund $12.65
Janus Adviser International Equity Fund $11.32

I-Shares
Janus Adviser Large Cap Growth Fund $27.82
Janus Adviser Mid Cap Growth Fund $35.70
Janus Adviser Worldwide Fund $36.41
Janus Adviser Balanced Fund $27.03
Janus Adviser Flexible Bond Fund $11.66
Janus Adviser International Growth Fund $62.87
Janus Adviser Forty Fund $34.48
Janus Adviser Fundamental Equity Fund $20.88
Janus Adviser Growth and Income Fund $19.22
Janus Adviser INTECH Risk-Managed Growth Fund $14.40
Janus Adviser INTECH Risk-Managed Core Fund $14.55
Janus Adviser Mid Cap Value Fund $19.11
Janus Adviser Small Company Value Fund $16.19
Janus Adviser Contrarian Fund $14.98
Janus Adviser High-Yield Fund $9.56
Janus Adviser Orion Fund $14.79
Janus Adviser INTECH Risk-Managed Value Fund $11.70
Janus Adviser Small-Mid Growth Fund $13.70
Janus Adviser Long/Short Fund $12.72
Janus Adviser International Equity Fund $11.39
Janus Adviser Floating Rate High Income Fund $9.57
Janus Adviser INTECH Risk-Managed International Fund $9.93

Institutional-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Service-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Primary-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Select-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00

Premium-Class
Janus Institutional Money Market Fund $1.00
Janus Institutional Government Money Market Fund $1.00